Exhibit 99.2

ACQUISITION AGREEMENT

AND

PLAN OF MERGER

AGREEMENT, made this ____ day of March, 2008, by and among American Southwest Music Distribution, Inc., a Delaware corporation, (“ASWD”), and Ultimate Sports Entertainment, Inc., a Nevada corporation, and shareholders (the “Shareholders”) who own all of the stock inclusive of  all assets and liabilities of the business as more further described on Schedule A (“Ultimate").

RECITALS

WHEREAS, ASWD is a public, fully-reporting company that desires to increase its operations by merger with or acquisition of an operating business, has identified and desires to acquire Ultimate, as more further described herein, in contemplation of combining the entities; and

WHEREAS, ASWD desires to merge with Ultimate pursuant to Section 251(g) of the Delaware General Corporation Law, under which Ultimate Sports Resort, Inc. (“USRI”) would survive as the holding company.  The Shareholders shall exchange all shares in Ultimate for 73,521,600 post-split unissued  shares of the common stock of USRI, while ASWD shareholders shall exchange  all shares of AWSD for common stock in USRI; and

WHEREAS, the Shareholders agree to enter into a business combination transaction which shall result in the combination of ASWD and Ultimate, with the Shareholders controlling a majority of the combined entity; and

WHEREAS, the Merger is intended to qualify as a tax-free reorganization under Sections 368 (a)(1)(A) and 368 (a)(2)(E) of the Internal Revenue Code of 1986, as amended (the “Code”); and

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the approval of the shareholders of both ASWD and Ultimate, the parties hereto intending to be legally bound hereby, agree as follows:

ARTICLE 1

EXCHANGE OF SECURITIES

1.1 Issuance of Shares.  Subject to all of the terms and conditions of this Agreement,  ASWD and the Shareholders agree to exchange USRI Common Stock in exchange for all issued and outstanding shares of Ultimate and ASWD pursuant to the Delaware Agreement And Plan of Merger (“DE Agreement”).

1.2 Exemption from Registration; Reorganization.  The parties hereto intend that the USRI Common Stock to be issued to the Shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), and pursuant to applicable state statutes.  The parties hereto expect this transaction to qualify as a tax-free reorganization under Sections 368 (a)(1)(A) and 368 (a)(2)(E) of the Internal Revenue Code of 1986, as amended (the “Code”) but no IRS ruling or opinion of counsel is being sought in connection therewith and such ruling or opinion is not a condition to closing the transactions herein contemplated.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

OF THE SHAREHOLDER

The Shareholders hereby represents and warrants to ASWD that:

2.1 Business Plan.  The Business Plan of the entities represented by Ultimate delivered to ASWD accurately describes the business and operations of the companies represented by Ultimate.  The entities represented by Ultimate have all rights title and interest in future patents, formulas, trademarks, know-how, and other intellectual property discussed in such Business Plan or required to undertake the business and operations and manufacture and sell the products described in such Business Plan and is not required to pay any royalties for the use of such intellectual property to any person or entity.

2.2 Compliance with Laws.  The entities represented by the assets have substantially complied with, and are not in violation of, all applicable federal, state or local statutes, laws and regulations, including, without limitation, any applicable building, zoning, environmental, employment or other law, ordinance or regulation affecting their properties, products or the operation of their business except where such non-compliance would not have a materially adverse effect on the business or financial condition of Ultimate.  The entities represented by Ultimate have all licenses and permits required to conduct its business as now being conducted and as contemplated in its Business Plan heretofore delivered to ASWD except where such non-compliance would not have a materially adverse effect on the business or financial condition of Ultimate.

2.3 Ownership of Assets.   The delivery of Ultimate as contemplated herein will result in USRI's immediate acquisition of record and beneficial ownership of the properties.  Such assets were duly and validly acquired and are fully paid and non-assessable.

2.4 Indemnification.  Shareholders agree to defend and hold ASWD harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Shareholders to perform any of their respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by Shareholders under this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

OF ASWD

ASWD represents and warrants to the Shareholders that:

3.1 Organization.  ASWD is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated, and duly qualified to do business in each of such states and other jurisdictions where its business requires such qualification.

3.2 Capital.  At Closing the authorized capital stock of USRI will consist of 100,000,000 shares of $.0001 par value Common Stock of which no more than 78,500,000 shares of USRI Common Stock will be issued and outstanding (including shares issued to Shareholders and those calculated under the Preferred Shares).  All of the issued and outstanding shares will be duly and validly issued, fully paid and nonassessable.  There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating USRI to issue or to transfer from its treasury any additional shares of its capital stock of any class or to repurchase any such shares.

3.3 Compliance with Laws.  ASWD has complied with, and is not in violation of, all applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, environmental or other law, ordinance, or regulation) affecting its properties or the operation of its business, except where non-compliance would not have a materially adverse effect on the business or operations of ASWD.

3.4 Authority.  The Board of Directors of ASWD has authorized the execution of this Agreement and the transactions contemplated herein, and when approved by the shareholders of ASWD it will have full power and authority to execute, deliver and perform this Agreement and this Agreement will be the legal, valid and binding obligation of ASWD, is enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

3.5 Ability to Carry Out Obligations.  The execution and delivery of this Agreement by ASWD and the performance by ASWD will not conflict with or result in (a) any material breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw, or other agreement or instrument to which ASWD is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any material agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of ASWD, or (c) an event that would result in the creation or imposition of any material lien, charge, or encumbrance on any asset of ASWD.

3.6 Title.  The shares of USRI stock to be issued pursuant to this Agreement will be, at closing, free and clear of all liens, security interests, pledges, charges, claims encumbrances and restrictions of any kind.  None of such shares of USRI stock are or will be subject to voting trusts or agreements, no person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement.  USRI is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued pursuant to this Agreement.  There is no applicable local, state or federal law rule, regulation or decree which would, as a result of the issuance of the shares of USRI stock, impair, restrict or delay any voting rights with respect to the shares of ASWD stock.

3.7 National Quotation Bureau “OTCBB” Listing.  ASWD is currently listed on the National Quotation Bureau “OTCBB” with the following symbol:  ASWD.

3.8 Indemnification. ASWD agrees to indemnify, defend and hold Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by ASWD to perform any of its representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by ASWD under this Agreement.

ARTICLE 4

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

4.1 Ownership.  The Shareholders own Ultimate as set forth in Schedule A hereto.

4.2 Investment Intent.  The Shareholders understand and acknowledges that the shares of USRI Common Stock are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933 (the “Securities Act”) for non-public offerings; and the Shareholders make the following representations and warranties with the intent that the same may be relied upon in determining the suitability of the Shareholders as a purchaser of securities.

(a) The USRI Shares are being acquired solely for the account of the Shareholders, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the USRI Shares.

(b) The Shareholders agree not to dispose of the USRI Shares or any portion thereof unless and until counsel for ASWD shall have determined that the intended disposition is permissible and does not violate the Securities Act of 1933 (the “1933 Act”) or any applicable state securities laws, or the rules and regulations thereunder.

(c) The Shareholders acknowledge that ASWD has made all documentation  pertaining to all aspects of ASWD and the transaction herein available to him/her and to his/her qualified representative(s), if any, and has offered such person or persons an opportunity to discuss ASWD and the transaction herein with the officers of ASWD.

4.3 Indemnification.  The Shareholders recognize that the offer of USRI Shares to him/her is based upon his/her representations and warranties set forth and contained herein and hereby agrees to indemnify and hold harmless ASWD against all liability, costs or expenses (including reasonable attorney's fees) arising as a result of any misrepresentations made herein by such Shareholders.

4.4 Restrictive Legend.  The Shareholders agree that the certificates evidencing the USRI Shares acquired pursuant to this Agreement will have a legend placed thereon which will restrict the sale of said shares for times and upon conditions that are subject to federal and state securities laws.

ARTICLE 5

PRE-CLOSING COVENANTS

5.1 Investigative Rights.  From the date of this Agreement each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours to all of Ultimate's and ASWD’s properties, books, contracts, commitments, and records for the purpose of examining the same.   Each party shall furnish the other party with any information concerning Ultimate's and ASWD’s affairs as the other party may reasonably request.

5.2 Conduct of Business.  Prior to the Closing, Ultimate, the Shareholders, and ASWD shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business.  Neither the Shareholders or ASWD  shall amend its Articles of Incorporation or Bylaws other than as is referenced in Article 5.3, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business.

5.3 Corporate Re-Organization.

(a) Prior to Closing, ASWD shall, with written consent of shareholders at a Special Shareholders Meeting, complete a reverse stock split equal to one share for every 50 shares now held, file Forms 14-F and 8-K with the Securities and Exchange Commission outlining the Plan of Merger, complete the re-organization of ASWD under the DE Agreement, exchange all shares in ASWD for shares in USRI, and obtain a new trading symbol for USRI on the OTCBB.

(b) Prior to Closing, ASWD shall complete the transfer of all assets and liabilities, other than those fees payable to The Spectrum Law Group and KBL, the company’s respective legal counsel and auditors, into a subsidiary of USRI.  All debts of ASWD, estimated to be $3,350,000 shall be the property and responsibility of the ASWD subsidiary.

ARTICLE 6

POST-CLOSING COVENANTS

6.1 For the one year following the Closing herein:

(a)  Change of Shares.  USRI shall be permitted, under this Agreement, to increase the number of authorized to shares to 500,000,000 (Five Hundred Million) but will not decrease its outstanding common stock shares by reverse stock split, combination, reclassification or other similar event for two years following the Closing herein.

(b)  Prompt registration of Transfer. USRI shall register transfer of the common stock of Ultimate as required by the Uniform Commercial Code within three (3) business days after receipt of proper documentation for such transfer request.

(c)  Issue of Additional Shares. Issuance and sales of USRI securities to Officers, Directors and affiliates of Ultimate will be on the same terms as non-affiliated investors and shall be for fair market value.

(d)  Additional Financing.  USRI will use its best efforts to acquire additional funding in order to proceed with its business plan.  USRI will be solely responsible for such funding.

(e)  Anti-dilution Provision.  USRI agrees that it will not issue common shares to any party, including management unless for the sole purpose of raising capital to fund Ultimate’s business plan.  Should any shares be issued other than for this purpose, USRI agrees to issue shares to those parties identified in the Schedule C on an equally proportional basis.

(f)  Share Lock-up Agreement.  All parties agree that common shares issued to the Shareholders, as a result of this Merger, shall be subject to a lock-up agreement restricting the sale of USRI Shares for a period equal to six (6) months from the time of issuance.  In addition, any shares issued to consultants or any parties not having held shares in either ASWD or Ultimate prior to Closing, shall be subject to a lock-up agreement restricting the sale of USRI Shares for a period of one (1) year.

6.2 Prompt resignation of officers and directors: Upon closing, all existing ASWD officers and directors shall have resigned and Matt A. Rose shall be elected President, CEO and Director.

6.3 Benefit for all Ultimate Sports Shareholders:  The foregoing provisions of this Article 6 are expressly set forth for the benefit of all shareholders of USRI and may not be amended or waived.  Any shareholder damaged by a violation of these provisions shall have the right to seek an injunction and/or damages, including reasonable attorneys’ fees, for such violation.

ARTICLE 7

CLOSING

7.1 Closing.  The Closing of this transaction shall be held at the offices of the Shareholders, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties.  In the event the Closing herein has not been completed by May 2, 2008 any party hereto may terminate this agreement and in such event this Agreement shall be null and void.  At the Closing:

(a)  The Shareholders shall receive a certificate or certificates representing the number of shares of USRI Common Stock for which Ultimate shall have been exchanged.

(b)  ASWD shall deliver an officer's certificate, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of ASWD are true and correct as of, or have been fully performed and complied with by, the Closing Date.

(c)  ASWD shall deliver a signed consent and/or Minutes of the Directors of ASWD approving this Agreement and each matter to be approved by the Directors of ASWD under this Agreement.

(d)  Shareholders shall deliver a certificate, as described in herein, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Shareholders are true and correct as of, or have been fully performed and complied with by, the Closing Date.

ARTICLE 8

MISCELLANEOUS

8.1  Captions.  The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

8.2  Amendments.  This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but can be amended by an agreement in writing signed by both parties prior to or at the time of Closing.  After the Closing, this Agreement may be amended only with the approval of 95% of the shareholders of USRI common stock in attendance at a meeting of the shareholders (in person or by proxy) specifically called to approve such amendment provided that the shares voted at the meeting were issued without violation of this Agreement.

8.3  Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

8.4  Time of Essence.  Time is of the essence of this Agreement and of each and every provision hereof.

8.5  Entire Agreement.  This Agreement contains the entire Agreement and understanding among the parties hereto, supersedes all prior agreements and understandings, and constitutes a complete and exclusive statement of the agreements, responsibilities, representations and warranties of the parties.

8.6  Counterparts.  This Agreement may be executed  in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.7  Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or delivered by a national courier service, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To ASWD:

David Michery, President

c/o Pegasus Group, Inc.

4590 Mac Arthur Blvd.

Suite 500

Newport Beach, CA 92660

To Shareholders:

Matt A. Rose, President

Ultimate Sports Resort, Inc.

8540 S. Eastern Avenue,

Suite #200

Las Vegas, Nevada 89123

8.8  Binding Effect.  This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

8.9  Mutual Cooperation.  The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

8.10  Announcements.  ASWD and Shareholders will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

8.11  Expenses.  Each party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

8.12  Brokerage.  ASWD and Shareholders each represent that no broker, investment banker or other similar person has been involved in this transaction.  Each party agrees to indemnify and hold the others harmless from payment of any brokerage fee, finder’s fee or commission claimed by any other person or entity who claims to have been involved in the transaction herein because of an association with such party.

8.13  Survival of Representations and Warranties.  The representations and warranties of the parties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for it, shall survive the Closing irrespective of any investigation made by or on behalf of any party for a period of one year.

8.14  Exhibits.  As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, including any items referenced therein or required to be attached thereto.  Any material changes to the Exhibits shall be immediately disclosed to the other party.

8.15  Arbitration of Disputes.  Any dispute or controversy arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or any breach of this Agreement or any such document or instrument shall be settled by arbitration in accordance with the rules then in effect of the American Arbitration Association or any successor thereto.  The arbitrator may grant injunctions or other relief in such dispute or controversy.  The decision of the arbitration shall be final, conclusive and binding on the parties to the arbitration.  Judgment may be entered on the arbitrator's decision in any court having jurisdiction.  Each party in such arbitration shall pay their respective costs and expenses of such arbitration and all the reasonable attorneys' fees and expenses of their respective counsel.

8.16  Facsimile Execution.  This Agreement may be executed in counterparts by original or telefax signatures, and all counterparts of this Agreement which are executed by telefax signature shall be valid and binding as original signatures for all purposes.

8.17  Choice of Law.  This Agreement and its application shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives, all as of the date first written above.

American Southwest Music Distribution, Inc.

By:  /s/  David Michery

David Michery, President

Ultimate Sports Resort, Inc.

By:   /s/ Matt A. Rose

 Matt A. Rose, President